UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2011
GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-33607
(Commission File Number)
76-0526032
(IRS Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
(713) 963-9522
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On March 14, 2011, the Audit Committee of the Board of Directors of GulfMark Offshore, Inc. (the “Company”) approved the dismissal of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm. The Board of Directors of the Company affirmed the Audit Committee’s action in its regular meeting on March 17, 2011.
The reports of UHY on the consolidated financial statements of the Company for the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years ended December 31, 2010 and 2009 and through March 14, 2011, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter thereof in connection with its report on the financial statements of the Company for such years.
In accordance with Item 304(a) of Regulation S-K, the Company provided UHY with a copy of this Current Report on Form 8-K prior to its filing with the SEC. The Company requested that UHY furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of UHY’s letter dated March 17, 2011 is attached hereto as Exhibit 16.1.
(b) Engagement of New Independent Registered Public Accounting Firm
In addition, on March 14, 2011, the Audit Committee approved the selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2011. The Board of Directors of the Company affirmed this action at the March 17, 2011 meeting.
During the two most recent fiscal years ended December 31, 2010 and 2009, neither the Company nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that KPMG consulted was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit

16.1	Letter of UHY LLP dated March 17, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GulfMark Offshore, Inc. (Registrant)
Dated: March 17, 2011	By:	/s/ Quintin V. Kneen
		Name:	Quintin V. Kneen
		Title:	Executive Vice President and Chief Financial Officer